UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Soliciting Material Under Rule 14a-12

Apartment Investment and Management Company
(Name of Registrant as Specified in Its Charter)

Land & Buildings Capital Growth Fund, LP

L & B Real Estate Opportunity Fund, LP

L&B OPPORTUNITY FUND, LLC

Land & Buildings GP LP

Land & Buildings Investment Management, LLC

Jonathan Litt

Corey Lorinsky

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Land & Buildings Investment Management, LLC, together with the other participants named herein (collectively, "Land & Buildings"), has made a definitive filing with the Securities and Exchange Commission ("SEC") of a solicitation statement and an accompanying GOLD request card in connection with its solicitation of written requests for the calling of a special meeting of shareholders of Apartment Investment and Management Company, a Maryland corporation (the “Company”).

Item 1: On November 12, 2020, Land & Buildings distributed the following press release:

Land & Buildings Delivers Written Requests to Call a Special Meeting from Holders of More than 43% of AIV’s Outstanding Shares

Gratified by the Strong Show of Support from AIV Shareholders for the Calling of a Special Meeting

Both ISS and Glass Lewis Previously Recommended Shareholders Support Call of Special Meeting

Urges the Company to Hold the Special Meeting Promptly Without Further Unnecessary Delay

Cautions AIV Not to Seek to Complete the Proposed Spin-Off Prior to the Special Meeting and Shareholders’ Voices Being Heard

STAMFORD, Conn. – (November 12, 2020) – Today Land & Buildings Investment Management, LLC (together with its affiliates, “Land & Buildings”), a significant shareholder of Apartment Investment and Management Company (“AIV”, “Aimco” or the “Company”) (NYSE: AIV), announced that it has delivered written requests from the holders of more than 43% of the Company’s outstanding shares of common stock1 to AIV to call a special meeting of shareholders (the “Special Meeting”). Pursuant to the Company’s Amended and Restated By-laws, a special meeting of shareholders can be called on the written request of shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

At the Special Meeting, Land & Buildings intends to present a non-binding resolution urging the AIV Board of Directors (the “Board”) to put any proposed separation or spin-off involving the Company to a vote of the Company’s shareholders at a duly called meeting of shareholders, and to refrain from proceeding with any such separation or spin-off involving the Company unless approved by a vote of a majority of the Company’s shareholders.

1 Based on 148,865,947 outstanding shares of Common Stock as of October 28, 2020 as reported in the Company’s Quarterly Statement on Form 10-Q filed with the Securities and Exchange Commission on November 2, 2020.

Both leading proxy advisory firms – Institutional Shareholder Services Inc. and Glass, Lewis & Co., LLC– had previously recommended shareholders support Land & Buildings’ call for the Special Meeting.

Jonathan Litt, Founder and CIO of Land & Buildings stated, “We are pleased that more than 43% of AIV’s outstanding shares have consented to call the Special Meeting. We believe this strong show of support unequivocally demonstrates that shareholders believe they deserve the opportunity to have their voices heard on the Company’s proposed reverse spin-off. Shareholders understand the urgency of the situation, and we fully expect the Special Meeting to be called without any unnecessary delay and prior to the Company’s consummation of the spin-off.”

Media Contact:
Dan Zacchei / Joe Germani

Sloane & Company

212-486-9500

Dzacchei@sloanepr.com

JGermani@sloanepr.com

Investor Contact:

Scott Winter

Innisfree M&A Incorporated

212-750-5832

SWinter@innisfreema.com

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Land & Buildings Investment Management, LLC, together with the other participants named herein (collectively, "Land & Buildings"), intends to make a preliminary filing with the Securities and Exchange Commission ("SEC") of a solicitation statement and an accompanying proxy card to be used to solicit votes from shareholders of Apartment Investment and Management Company (the "Company") to approve a non-binding resolution at the special meeting of the Company urging the Board of Directors of the Company to put any proposed separation or spin-off involving the Company to a vote of the Company’s shareholders at a duly called meeting of shareholders and to refrain from proceeding with any such separation or spin-off involving the Company unless approved by a vote of a majority of the Company’s shareholders.

LAND & BUILDINGS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE SOLICITATION STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE SOLICITATION STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the solicitation are anticipated to be Land & Buildings Capital Growth Fund, LP, a Delaware limited partnership (“L&B Capital” ), L & B Real Estate Opportunity Fund, LP, a Delaware limited partnership (“L&B Real Estate”), Land & Buildings GP LP, a Delaware limited partnership (“L&B GP”), L&B Opportunity Fund, LLC, a Delaware limited liability company (“L&B Opportunity”), Land & Buildings Investment Management, LLC, a Delaware limited liability company (“L&B Management”), Jonathan Litt and Corey Lorinsky.

As of the date hereof, L&B Capital directly owns 407,027 shares of Class A Common Stock, $0.01 par value, of the Company (the “Common Stock”). As of the date hereof, L&B Real Estate directly owns 798,856 shares of Common Stock. As of the date hereof, L&B Opportunity directly owns 62,263 shares of Common Stock. As of the date hereof, 1,702,807 shares of Common Stock were held in a certain account managed by L&B Management (the “Managed Account”). As of the date hereof, L&B GP, as the general partner of each of L&B Capital and L&B Real Estate, beneficially owns the (i) 407,027 shares of Common Stock owned by L&B Capital and (ii) 798,856 shares of Common Stock owned by L&B Real Estate. As of the date hereof, L&B Management, as the investment manager of each of L&B Capital, L&B Real Estate and L&B Opportunity, and as the investment advisor of the Managed Account, beneficially owns the (i) 407,027 shares of Common Stock owned by L&B Capital, (ii) 798,856 shares of Common Stock owned by L&B Real Estate, (iii) 62,263 shares of Common Stock owned by L&B Opportunity, and (iv) 1,702,807 shares of Common Stock held in the Managed Account. As of the date hereof, Mr. Litt, as the managing principal of L&B Management, beneficially owns the (i) 407,027 shares of Common Stock owned by L&B Capital, (ii) 798,856 shares of Common Stock owned by L&B Real Estate, (iii) 62,263 shares of Common Stock owned by L&B Opportunity, and (iv) 1,702,807 shares of Common Stock held in the Managed Account. As of the date hereof, Mr. Lorinsky directly owns 10 shares of Common Stock.

Item 2: Also on November 12, 2020, Land & Buildings published the following message on Twitter:

Item 3: Also on November 12, 2020, Land & Buildings published the following message on LinkedIn:

Item 4: Also on November 12, 2020, Land & Buildings posted the following materials to https://aimhighaiv.com/: